                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 17, 1999

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Massachusetts                           0-15680                  04-2921566
-------------                         -----------            -------------------
  (STATE OF                           (COMMISSION               (IRS EMPLOYER
ORGANIZATION)                          FILE NO.)             IDENTIFICATION NO.)

     200 Clarendon Street
       Boston, MA 02116                                     (800) 722-5457
-------------------------------                         -----------------------
(ADDRESS OF PRINCIPAL EXECUTIVE                         (REGISTRANT'S TELEPHONE
 OFFICES, INCLUDING ZIP CODE)                           NUMBER, INCLUDING AREA
                                                                 CODE)

                                 Not Applicable
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)


ITEM 2 - ACQUISITION OR DISPOSITION OF ASSETS

DISPOSITION OF THE MARLBORO SQUARE SHOPPING CENTER

During September 1998 the General Partner listed the Marlboro Square Shopping Center for sale because of the existing status of the property and the projected future capital requirements necessary for the property to maintain its competitive position within the existing real estate market conditions in the Marlboro, Massachusetts area.

Pursuant to a Purchase and Sales Agreement dated January 13, 1999, John Hancock Realty Income Fund Limited Partnership (the "Partnership") sold Marlboro Square Shopping Center on March 17, 1999 for a net sales price of approximately $1,132,000 to a non-affiliated buyer after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $142,000, which represents the difference between the net sales price and the property's carrying value of approximately $990,000.

Based upon the General Partner's analysis of comparable sales transactions and its review of the offers received during the property's marketing period, the General Partner accepted the offer from Post Road Mobile Home Park and Sales, Inc. (the "Buyer") as the most favorable. There is no relationship between the Buyer and the Partnership or any associate, director or officer of the General Partner.

The sale was made pursuant to a Purchase and Sale Agreement dated January 13, 1999, which is included as Exhibit 1 of this report.

ITEM 7 - FINANCIAL STATEMENTS

(A)   Financial Statements

      Pro Forma Balance Sheet at September 30, 1998.........................3

      Pro Forma Statement of Operations for the Nine Months
           Ended September 30, 1998.........................................4

      Pro Forma Statement of Operations for the Year Ended
           December 31, 1997................................................5

      Notes to Pro Forma Financial Statements...............................6

(B)   Exhibits

      1.   Purchase and Sale Agreement (excluding exhibits) between
           John Hancock Realty Income Fund Limited Partnership and
           MG Chandler Associates dated January 13, 1999....................9




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
               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)



On March 17, 1999, the Partnership sold the Marlboro Square Shopping Center property (the "Property") to the Buyer for a net sales price of approximately $1,132,000. The Pro Forma Balance Sheet reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                             PRO FORMA BALANCE SHEET
                               September 30, 1998
                                   (Unaudited)

                                                                      Pro Forma
                                                  Historical       Adjustment for
                                                   Summary          The Marlboro         Pro Forma
                                                September 30,      Square Shopping     September 30,
                                                    1998               Center              1998
                                                -------------      ---------------     -------------

Cash and cash equivalents                        $ 2,290,075         $1,132,000         $ 3,410,901
Restricted cash                                       59,400                  -              59,400
Other assets                                         254,921                  -             254,921
Property held for sale                            18,780,091           (989,981)         17,801,284
                                                 -----------         ----------         -----------
    Total assets                                 $21,384,487         $  142,019         $21,526,506
                                                 ===========         ==========         ===========

Liabilities:
 Accounts payable and accrued expenses           $   428,458                  -         $   428,458
 Accounts payable to affiliates                      214,969                  -             214,969
                                                 -----------         ----------         -----------
    Total liabilities                                643,427                  -             643,427

Partners' equity/(deficit):
 General Partner                                    (250,795)             1,420            (249,375)
 Limited Partners                                 20,991,855            140,599          21,132,454
                                                 -----------         ----------         -----------
    Total partners' equity                        20,741,060            142,019          20,883,079
                                                 -----------         ----------         -----------
    Total liabilities and partners' equity       $21,384,487         $  142,019         $21,526,506
                                                 ===========         ==========         ===========



                   See Notes to Pro Forma Financial Statements




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
               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                   (Unaudited)


                                     Historical
                                      Summary        Pro Forma       Pro Forma
                                    For the Nine   Adjustment for   For the Nine
                                    Months Ended   The Marlboro     Months Ended
                                   September 30,  Square Shopping  September 30,
                                       1998           Center           1998
                                   -------------  ---------------  -------------

Income:
 Rental income                      $1,908,452      ($ 123,040)      $1,785,412
 Interest income                        72,475               -           72,475
                                    ----------      ----------       ----------
     Total income                    1,980,927        (123,040)       1,857,887

Expenses:
 Depreciation                          372,850         (25,686)         347,164
 General and administrative            349,854               -          349,854
 Property operating expenses           251,488         (57,959)         193,529
 Amortization of deferred expenses      64,380          (6,282)          58,098
 Management fee                         48,285               -           48,285
                                    ----------      ----------       ----------
     Total expenses                  1,086,587         (89,927)         996,660
                                    ----------      ----------       ----------
     Net income                     $  894,070      ($  33,113)      $  860,957
                                    ==========      ==========       ==========

Allocation of net income:
 General Partner                    $    8,941      ($     331)      $    8,610
 John Hancock Limited Partner          (16,927)              -          (16,927)
 Investors                             902,056         (32,782)         869,274
                                    ----------      ----------       ----------
                                    $  894,070      ($  33,113)      $  860,957
                                    ==========      ==========       ==========
     Net income per Unit            $     9.84      ($    0.36)      $     9.48
                                    ==========      ==========       ==========


                   See Notes to Pro Forma Financial Statements




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
               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                        PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997


                                          Historical
                                           Summary           Pro Forma         Pro Forma
                                           For the        Adjustment for        For the
                                         Year Ending        The Marlboro      Year Ending
                                         December 31,     Square Shopping     December 31,
                                            1997              Center             1997
                                        -------------     ---------------    -------------
                                          (Audited)         (Unaudited)       (Unaudited)
Income:
 Rental income                           $2,861,166         ($ 191,912)        $2,669,254
 Interest income                            107,469                  -            107,469
 Loss on Sale of property                    (5,321)                 -             (5,321)
                                         ----------         ----------         ----------

     Total income                         2,963,314           (191,912)         2,771,402

Expenses:
 Depreciation                               667,869            (71,386)           596,483
 General and administrative                 384,727                  -            384,727
 Property operating expenses                396,136            (65,041)           331,095
 Management fee                              75,176                  -             75,176
 Property write-down                        668,520           (668,520)                 -
 Amortization of deferred expenses          134,503            (28,149)           106,354
                                         ----------         ----------         ----------

     Total expenses                       2,326,931           (833,096)         1,493,835
                                         ----------         ----------         ----------

     Net income                          $  636,383         $  641,184         $1,277,567
                                         ==========         ==========         ==========

Allocation of net income:
 General Partner                         $    6,364         $    6,412         $   12,776
 John Hancock Limited Partner              (141,179)            91,288            (49,891)
 Investors                                  771,198            543,484          1,314,682
                                         ----------         ----------         ----------
                                         $  636,383         $  641,184         $1,277,567
                                         ==========         ==========         ==========

     Net income per Unit                 $     8.41         $     5.93         $    14.34
                                         ==========         ==========         ==========


                   See Notes to Pro Forma Financial Statements




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
               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

                     Notes to Pro Forma Financial Statements
                                   (Unaudited)



NOTE 1 - MARLBORO SQUARE SHOPPING CENTER

On March 17, 1999, the Partnership sold the Marlboro Square Shopping Center property (the "Property") to the Buyer for a net sales price of approximately $1,132,000, after deductions for commissions and selling expenses incurred in connection with the sale of the property. The sale of the property resulted in a non-recurring gain of approximately $142,000 which represents the difference between the net sales price and the property's carrying value of approximately $990,000.

The historical financial statements are adjusted to show the effects of the sale of the Property on the Partnership's operations, assets and liabilities. The Pro Forma Balance Sheet at September 30, 1998 reflects the financial position of the Partnership as if the Property had been sold on September 30, 1998. The Pro Forma Statement of Operations for the nine months ended September 30, 1998 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1997. In addition, the Pro Forma Statement of Operations for the year ended December 31, 1997 reflects the continued operations of the Partnership as if the Property had been sold on December 31, 1996.

NOTE 2 - DISTRIBUTIONS AND ALLOCATIONS

Distributable Cash from Operations (defined in the Partnership Agreement) is distributed 5% to the General Partner and the remaining 95% in the following order of priority: first, to the Investors until they receive a 7% non-cumulative, non-compounded annual cash return on their Invested Capital (defined in the Partnership Agreement); second, to the John Hancock Limited Partner until it receives a 7% non-cumulative, non-compounded annual cash return on its Invested Capital; and third, to the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions (defined in the Partnership Agreement). However, any Distributable Cash from Operations which is available as a result of a reduction in working capital reserves funded by Capital Contributions of the Investors will be distributed 100% to the Investors.

Cash from Sales or Refinancings, as defined in the Partnership Agreement, is first used to pay all debts and liabilities of the Partnership then due and is then used to fund any reserves for contingent liabilities. Cash from Sales or Refinancings is then distributed as follows: first, to the Limited Partners until they receive an amount equal to their Invested Capital with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions; second, to the Investors until they have received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, as defined in the Partnership Agreement; third, to the John Hancock Limited Partner until it has received, after giving effect all previous distributions of Distributable Cash from Operations and any previous distributions of Cash from Sales or Financings after the return of their Invested Capital, their Cumulative Return on Investment, its Cumulative Return on Investment; fourth, to the General Partner to pay any Subordinated Disposition Fees, as defined in the Partnership Agreement; and fifth, 99% to the Limited Partners and 1% to the General Partner, with the distribution being made between the Investors and the John Hancock Limited Partner in proportion to their respective Capital Contributions.




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
               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)

               Notes to Pro Forma Financial Statements (continued)
                                   (Unaudited)



NOTE 2 - DISTRIBUTIONS AND ALLOCATIONS (CONTINUED)

Cash from the Sale of the last of the Partnership's properties is distributed in the same manner as Cash from Sales or Refinancings, except that before any other distribution is made to the Partners, each Partner shall first receive from such cash, an amount equal to the then positive balance, if any, in such Partner's Capital Account after crediting or charging to such account the profits or losses for tax purposes from such sale. To the extent, if any, that a Partner is entitled to receive a distribution of cash based upon a positive balance in its capital account prior to such distribution, such distribution will be credited against the amount of such cash the Partner would have been entitled to receive based upon the manner of distribution of Cash from Sales or Refinancings, as specified in the previous paragraph.

Profits for tax purposes from the normal operations of the Partnership for each fiscal year are allocated to the Partners in the same amounts as Distributable Cash from Operations for that year. If such profits are less than Distributable Cash from Operations for any year, they are allocated in proportion to the amounts of Distributable Cash from Operations for that year. If such profits are greater than Distributable Cash from Operations for any year, they are allocated 5% to the General Partner and 95% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. Losses for tax purposes from the normal operations of the Partnership are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner and the Investors, with the allocation made between the John Hancock Limited Partner and the Investors in proportion to their respective Capital Contributions. However, all tax aspects of the Partnership's payment of the sales commissions from the Capital Contributions made by the John Hancock Limited Partner are allocated 1% to the General Partner and 99% to the John Hancock Limited Partner, and not to the Investors. Depreciation deductions are allocated 1% to the General Partner and 99% to the Investors, and not to the John Hancock Limited Partner.

Profits and Losses from Sales or Refinancings are generally allocated 99% to the Limited Partners and 1% to the General Partners. In connection with the sale of the last of the Partnership's properties, and therefore the dissolution of the Partnership, profits will be allocated to any Partners having a deficit balance in their Capital Account in an amount equal to the deficit balance. Any remaining profits will be allocated in the same order as cash from the sale would be distributed.




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
               JOHN HANCOCK REALTY INCOME FUND LIMITED PARTNERSHIP
                      (A Massachusetts Limited Partnership)



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 29th day of March, 1999.

                                         John Hancock Realty Income Fund Limited
                                         Partnership

                                         By: John Hancock Realty Equities, Inc.,
                                             General Partner





                                         By: /s/ William M. Fitzgerald
                                             --------------------------------
                                             William M. Fitzgerald, President






                                         By: /s/ Virginia H. Lomasney
                                             -------------------------------
                                             Virginia H. Lomasney, Treasurer
                                             (Chief Accounting Officer)









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